Exhibit 10.33d

FOURTH AMENDMENT TO STOCKHOLDERS AGREEMENT

This Third Amendment to Stockholders Agreement (this “Amendment”) is made and entered into as of the 19th day of June, 2007 by and among GLOBAL ENERGY, INC., an Ohio corporation (the “Company”), and the stockholders of the Company listed on Schedule I attached hereto (the “Stockholders”), with reference to the following facts:

A. The Company and the Stockholders entered into that certain Stockholders Agreement dated May 12, 2006, a copy of which is attached hereto as Exhibit A, as amended by that certain First Amendment to Stockholders Agreement dated March 1, 2007, as further amended by that certain Second Amendment to Stockholders Agreement dated May 31, 2007, and as further amended that certain Third Amendment to Stockholders Agreement dated June 8, 2007 (as so amended, the “Stockholders Agreement”). All capitalized terms used but not defined herein shall have the meanings assigned thereto in the Stockholders Agreement.

B. The Stockholders Agreement provides that if a registration statement is filed by the Company pursuant to the Securities Act on or before June 15, 2007 (the “Registration Statement Filing Date”), then the Redemption Termination Date shall be extended to October 31, 2007.

C. The Company and the Stockholders desire to amend the Stockholders Agreement to provide for an extension of the Registration Statement Filing Date.

D. The Stockholders and the Company desire to agree to be bound by the Stockholders Agreement, as amended by this Amendment.

NOW, THEREFORE, FOR AND IN CONSIDERATION of the mutual promises, covenants and agreements set forth in the Stockholders Agreement and herein, the parties hereto agree as follows:

1. Amendment of Section 3.2. The second sentence of Section 3.2 is hereby amended and restated in its entirety to read as follows:

“In any event, if a registration statement is filed pursuant to the Securities Act on or before June 20, 2007, then the Redemption Termination Date shall be extended to October 31, 2007.”

2. Effect of Amendment. Except as expressly amended hereby, the Stockholders Agreement remains in full force and effect. The parties to this Amendment hereby ratify and confirm the Stockholders Agreement, as amended by this Amendment, in its entirety and for all purposes.

3. Counterparts. This Amendment may be executed in two or more counterparts (including by facsimile), each of which shall be deemed an original and all of which together shall be considered one and the same amendment.

SCHEDULE I

Principal Stockholders

The Estate of Deane H. Stoltz

Signature Page for Fourth Amendment to Stockholders Agreement

IN WITNESS WHEREOF, the undersigned have executed this Fourth Amendment as of the date first above written.

THE COMPANY:

GLOBAL ENERGY, INC.

By:	/s/ H.H. Graves
Name:	H.H. Graves
Title:	President & CEO

[Additional Signature Page Follows]

Signature Page for Fourth Amendment to Stockholders Agreement

IN WITNESS WHEREOF, the undersigned have executed this Second Amendment as of the date first above written.

STOCKHOLDER:

THE ESTATE OF DEANE H. STOLTZ

By:	/s/ Gary W. Stoltz
Gary W. Stoltz, as Co-Independent Executor

By:
Candace Hall Stoltz, as Co-Independent Executrix